Exhibit 10.A

EXECUTION VERSION

FIFTH AMENDMENT AND JOINDER TO LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT AND JOINDER TO LOAN AND SECURITY AGREEMENT (this

“Amendment”), dated as of May 6, 2022, is entered into by and among IMEDIA BRANDS, INC., a Minnesota corporation (“iMedia” or “Borrowing Agent”), VALUEVISION INTERACTIVE, INC., a Minnesota corporation (“Value Interactive”), VALUEVISION RETAIL, INC., a Delaware corporation (“Value Retail”), PW ACQUISITION COMPANY, LLC, a Minnesota limited liability company (“PW Acquisition”), FL ACQUISITION COMPANY, a Minnesota corporation (“FL Acquisition”), VALUEVISION MEDIA ACQUISITIONS, INC., a Delaware corporation (“Value Media”), TCO, LLC, a Delaware limited liability company (“TCO”), JWH ACQUISITION COMPANY, a Minnesota corporation (“JWH Acquisition”), NORWELL TELEVISION, LLC, a Delaware limited liability company (“Norwell”), 867 GRAND AVENUE LLC, a Minnesota limited liability company (“867 Grand Avenue” and together with iMedia, Value Interactive, Value Retail, PW Acquisition, FL Acquisition, Value Media, TCO, JWH Acquisition, Norwell, and any other Person who from time to time becomes a Borrower under the Loan Agreement, collectively, the “Existing Borrowers”, VVI FULFILLMENT CENTER, INC., a Minnesota corporation (“VVI Fulfillment”), EP PROPERTIES, LLC, a Minnesota limited liability company (“EP Properties”), PORTAL ACQUISITION COMPANY, a Minnesota corporation (“Portal”), IMEDIA&123TV HOLDING GMBH (“iMedia&123tv Holding” and together with VVI Fulfillment, EP Properties, and Portal, collectively, the “Existing Guarantors”), SIENA LENDING GROUP LLC, as a lender (“Siena” and together with any other financial institutions who become part to the Loan Agreement referred to below from time to time, each a “Lender” and collectively, the “Lenders”) and SIENA LENDING GROUP LLC, as administrative and collateral agent for the Lenders (in such capacity, the “Agent”). Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement defined below.

RECITALS

A.Agent, Lenders and Existing Borrowers have previously entered into that certain Loan and Security Agreement dated as of July 30, 2021 (as amended, modified and supplemented from time to time, the “Loan Agreement”), pursuant to which Lenders have made certain loans and financial accommodations available to Borrowers.

B.Existing Borrowers have requested that Agent and Lenders (i) agree to join Portal as a new borrower (the “New Borrower”) under the Loan Agreement and (ii) amend the Loan Agreement, in each case on the terms and conditions set forth herein.

C.Agent and Lenders are willing to agree to such joinder and Agent, Lenders and Existing Borrowers now wish to amend the Loan Agreement, in each case on the terms and conditions set forth herein.

D.Existing Borrowers, New Borrower and Guarantors are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement or any other Loan Document are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.Joinder of New Borrower to the Loan Agreement. New Borrower hereby expressly (a) agrees that from and after the date of this Agreement it shall be a party to the Loan Agreement as a “Borrower” and shall be bound by all of the terms, conditions, covenants, agreements and obligations set forth in the Loan Agreement as if it were an original Borrower party thereto, (b) assumes and agrees to be directly liable to Agent and Lenders, jointly and severally with all other Borrowers, present and future, for all Obligations, (c) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Loan Agreement and the other Loan Documents applicable to Borrowers, with the same force and effect as if such New Borrower had originally executed and been an original Borrower party signatory to the Loan Agreement and the other Loan Documents, (d) is deemed to make, and is, in all respects, bound by all representations and warranties made by a Borrower set forth in the Loan Agreement and in any of the other Loan Documents, and (e) confirms that the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct as they relate to New Borrower as of the date of this Agreement.

2.	Amendments to Loan Agreement. As of the effective date of this Amendment:

(a)Section 1(b) of Schedule A of the Loan Agreement is hereby amended to add the following new subsection (iii) at the end thereto:

“(iii) Portal Accounts Advance Rate:      80%    of    Eligible    Portal   Accounts;

provided, a Dilution Reserve of $750,000 shall be implemented as of the Fifth Amendment Effective Date. Agent may at its option adjust such Dilution Reserve based upon future dilution calculations.”

(b)Section 1(c) set forth on Schedule A of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(c) Sublimits for In-transit Credit Card Receipts and Portal Accounts:

(i)In-transit Credit Card Receipts Sublimit:$3,500,000

(ii)Portal Accounts Sublimit:$8,000,000”

(c)Section 4 set forth on Schedule A to the Loan Agreement is hereby amended and restated in its entirety as follows:

“4.Maximum Days re: Eligible Consumer Accounts and Eligible Portal Accounts:

(a)Maximum days after original invoice

date for Eligible Consumer Accounts:One hundred

eighty (180) days

(b)Maximum days after original invoice due date for Eligible Consumer

Accounts:Seven (7) days, in

connection with the Value Pay Plan

(c)	Maximum days after original invoice

date for Eligible Portal Accounts:Ninety (90) days”

(d)The definition of “Borrowing Base” set forth on Schedule B to the Loan Agreement is hereby amended and restated in its entirety as follows:

““Borrowing Base” means, as of any date of determination, the Dollar Equivalent Amount as of such date of determination of:

(a)the aggregate amount of Eligible Consumer Accounts of each Borrower multiplied by the Accounts Advance Rate; plus
(b)the aggregate amount of In-transit Credit Card Receipts multiplied by the Accounts Advance Rate (but in no event to exceed the In-transit Credit Card Receipts Sublimit), plus
(c)the aggregate amount of Eligible Portal Accounts of Portal multiplied by the Portal Accounts Advance Rate (but in no event to exceed the Portal Accounts Sublimit); plus
(d)the Net Orderly Liquidation Value of the applicable Eligible Inventory multiplied by the Inventory Advance Rate (but not to exceed the sublimit applicable to all Inventory), plus
(e)the Net Orderly Liquidation Value of the applicable Eligible Slow Moving Inventory multiplied by the Inventory Advance Rate (but not to exceed the sublimit applicable to Eligible Slow Moving Inventory) plus
(f)the Net Orderly Liquidation Value of Eligible In-Transit Inventory multiplied by the Inventory Advance Rate (but not to exceed the sublimit applicable to Eligible In-Transit Inventory) minus
(g)	all Reserves which Agent has established pursuant to Section 1.2.”
(e)Schedule B of the Loan Agreement is amended to add the following new definitions in the appropriate alphabetical order, as follows:

““Eligible Portal Account” shall mean and include with respect solely to Portal, each Account of Portal arising in the ordinary course of business which Agent, in its Permitted Discretion, shall deem to be an Eligible Portal Account. An Account shall not be deemed eligible unless such Account is subject to Agent’s first priority perfected security interest and no other Lien (other than Permitted Liens), and is evidenced by an invoice or other documentary evidence satisfactory to Agent. In addition, no Account shall be an Eligible Portal Account if:

(a)the Customer fails to make any payment due the number of days after the original invoice date set forth in Section 4(c) of Schedule A;
(b)any covenant, representation or warranty contained in this Agreement with respect to such Account has been breached;
(c)the Customer shall (i) apply for, suffer, or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or call a meeting of its creditors, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case or proceeding under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors or (vii) acquiesce to, or fail to have dismissed, any petition which is filed against it in any involuntary case under such bankruptcy laws;

(d)the sale is to a Customer outside the United States of America or Canada (a “Foreign Account Debtor”); provided, that, the immediately foregoing criteria shall not apply to a Subsidiary of a Foreign Account Debtor who remits payment to Portal in Dollars from a bank account maintained in the United States;
(e)the Accounts of the Customer exceed a credit limit determined by Agent, (and which Agent has notified Borrowers in writing), in its Permitted Discretion, to the extent such Account exceeds such limit;
(f)Agent believes, in its Permitted Discretion, that such Account will likely not be paid by reason of the Customer’s financial inability to pay;
(g)the Account is subject to any offset, deduction, defense, dispute, or counterclaim (to the extent of such offset, deduction, defense or counterclaim);
(i)the contract under which such Account arises is not directly between the Customer and Portal (or the Seller, which contract was validly assigned to Portal in the asset purchase agreement between Portal and the Seller) or not payable directly to a Borrower;
(k)the Account Debtor or its Affiliates are not past due on other Accounts owing to Portal comprising more than 50% of all of the Accounts owing to Portal by such Account Debtor or its Affiliates; or
(l)all Eligible Portal Accounts owing by RhythmOne, LLC and its Subsidiaries and Affiliates that in the aggregate represent more than 50% of all otherwise Eligible Portal Accounts (provided, that Accounts which are deemed to be ineligible solely by reason of this clause (l) shall be considered Eligible Portal Accounts to the extent of the amount thereof which does not exceed 50% of all otherwise Eligible Portal Accounts) and
(ii)all Eligible Portal Accounts (other than those described in the immediately foregoing clause (i)) owing by any single Account Debtor and its Subsidiaries and Affiliates that represent more than 20% of all otherwise Eligible Portal Accounts (provided, that Accounts which are deemed to be ineligible solely by reason of this clause (ii) shall be considered Eligible Portal Accounts to the extent of the amount thereof which does not exceed 20% of all otherwise Eligible Portal Accounts); or
(m)such Account is not otherwise satisfactory to Agent as determined in good faith by Agent in the exercise of its Permitted Discretion.”

““Fifth Amendment Effective Date” shall mean May 6, 2022.”

(f)Section 5.15(h) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(h) Updates on Controls and Procedures. Not later than fifteen (15) days after the end of each month, updates in form and substance reasonably acceptable to Agent as to Borrower’s efforts to resolve the deficiencies in the control environment, risk assessment, control activities, information and communication, and monitoring components of the Internal Control-Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission that as of January 29, 2022 constituted material weaknesses, either individually or in the aggregate and progress-to-

date. Upon the reasonable request of the Agent, the Loan Parties shall deliver, and hereby do irrevocably authorize and direct any independent auditor working with the Loan Parties on the matter to share with Agent, progress reports, updates, financial information and other information and reports relating to the immediately foregoing from time to time.

(g)Section 5.25(d)(ii)(A) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(A) any sale, lease, transfer or other disposition by a Loan Party to any other Loan Party (other than iMedia&123tv Holding, VVI Fulfillment and EP Properties);”

(h)Section 5.25(e)(i)(B) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(B) to other Loan Parties (other than iMedia&123tv Holding, VVI Fulfillment and EP Properties) that do not constitute Domestic Subsidiaries in an aggregate amount not to exceed $100,000,”

3.Amendment Fee. In consideration of the agreements set forth herein, Borrowers hereby agree to jointly and severally pay to Agent for the benefit of the Lenders an amendment fee in the amount of $10,000 (the “Amendment Fee”), which fee is non-refundable when paid and is fully-earned as of and due and payable on the date of this Amendment.

4.Consent Fee. In consideration of the agreements set forth herein, Borrowers hereby agree to jointly and severally pay to Agent for the benefit of the Lenders a consent fee in the amount of $40,000 (the “Consent Fee”), which fee is non-refundable when paid and is fully-earned as of and due and payable on the date of this Amendment.

5.Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction, as determined by Agent, of the following conditions:

(a)Amendment. Agent shall have received this Amendment fully executed by the other parties hereto;

(b)Amendment Fee. Agent shall have received the Amendment Fee, which may be paid as a charge to Borrowers’ Loan Account. Borrowers hereby authorize Agent to charge Borrower’s Loan Account in full payment of such Amendment Fee on the date of this Amendment;

(c)Consent Fee. Agent shall have received the Consent Fee, which may be paid as a charge to Borrowers’ Loan Account. Borrowers hereby authorize Agent to charge Borrower’s Loan Account in full payment of such Consent Fee on the date of this Amendment;

(d)Representations and Warranties. The representations and warranties set forth herein and in the Loan Agreement must true and correct in all material respects (without duplication of materiality qualifiers therein) as of the date hereof (or to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties shall be true and correct in all material respects (without duplication of materiality qualifiers therein) as of such earlier date); and

(e)Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded, as reasonably required by Agent in its Permitted discretion.

6.	Representations and Warranties. Each Loan Party represents and warrants as follows:

(a)Authority. Such Loan Party has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder, under the Loan Agreement (as amended or modified hereby) and under the other Loan Documents to which it is a party. The execution, delivery and performance by such Loan Party of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b)Enforceability. This Amendment has been duly executed and delivered by each Loan Party. This Amendment, the Loan Agreement (as amended or modified hereby) and each other Loan Document is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, and is in full force and effect.

(c)Representations and Warranties. The representations and warranties contained in the Loan Agreement and each other Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d)Due Execution. The execution, delivery and performance of this Amendment are within the power of each Loan Party, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Loan Party.

(e)No Default. No event has occurred and is continuing that constitutes a Default or an Event of Default.

7.Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW). FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS AMENDMENT AND ALL SUCH RELATED LOAN DOCUMENTS WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

8.Counterparts; Facsimile Signatures. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by e-mail, Docusign, facsimile or other similar form of electronic transmission shall be deemed to be an original signature hereto.

9.	Reference to and Effect on the other Loan Documents.

(a)Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b)Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Agent and Lenders.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents.

(d)To the extent that any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

10.Integration. This Amendment, together with the Loan Agreement and the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11.Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

12. Guarantors’ Acknowledgment. With respect to the amendments to the Loan Agreement effected by this Amendment and after giving effect to the joinder of New Borrower provided for above, each Guarantor hereby acknowledges and agrees to this Amendment and confirms and agrees that its Guaranty (as modified and supplemented in connection with this Amendment) is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Guaranty to the Loan Agreement, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended or modified by this Amendment. Although Lender has informed the Guarantors of the matters set forth above, and each Guarantor has acknowledged the same, each Guarantor understands and agrees that Lender has no duty under the Loan Agreement, any Guaranty or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:

IMEDIA BRANDS, INC.

By: ___________________________________

Name: Timothy Peterman Its: CEO

VALUEVISION RETAIL, INC.

By: ___________________________________

Name: Timothy Peterman Its: CEO

FL ACQUISITION COMPANY

By: ___________________________________

Name: Timothy Peterman Its: CEO

PW ACQUISITION COMPANY, LLC

By: ___________________________________

Name: Timothy Peterman Its: CEO

VALUEVISION MEDIA ACQUISITIONS, INC.

By: ___________________________________

Name: Timothy Peterman Its: CEO

TCO, LLC

By: ___________________________________

Name: Timothy Peterman Its: CEO

JWH ACQUISITION COMPANY

By: ___________________________________

Name: Timothy Peterman Its: CEO

NORWELL TELEVISION, LLC

By: ___________________________________

Name: Timothy Peterman Its: CEO

867 GRAND AVENUE LLC

By: ___________________________________

Name: Timothy Peterman Its: CEO

VALUEVISION INTERACTIVE, INC.

By: ___________________________________

Name: Timothy Peterman Its: CEO

PORTAL ACQUISITION COMPANY

By: ___________________________________

Name: Timothy Peterman Its: CEO

GUARANTORS: VVI FULFILLMENT CENTER, INC. By: ___________________________________ Name: Timothy Peterman Its: CEO
EP PROPERTIES, LLC By: ___________________________________ Name: Timothy Peterman Its: CEO IMEDIA&123TV HOLDING GMBH By: ___________________________________ Name: Timothy Peterman Its:Managing Director

SIENA LENDING GROUP LLC, as Agent

By: ______________________________
Name: Renee Singer
Title: Authorized Signatory

By: ______________________________
Name: Steven Sanicola
Title: Authorized Signatory

SIENA LENDING GROUP LLC, as Lender

By: ______________________________
Name: Renee Singer
Title: Authorized Signatory

By: ______________________________
Name: Steven Sanicola
Title: Authorized Signatory

[Signature Page to Fifth Amendment and Joinder]

EXHIBIT A

Schedule D

Provide Agent and each Lender with each of the documents set forth below at the following times in form satisfactory to Agent:

Weekly	● reporting of weekly sales, collections and credits, ● a Value Pay Plan ageing summary and ● updated In-transit Credit Card Receipts for the prior week.
Monthly (no later than the 10th day of each calendar month);
●
a detailed aging, by total, of Portal’s Accounts, together with an Account roll-forward with supporting details supplied from sales journals, collection journals, credit registers and any other records, with respect to Portal’s Accounts (delivered electronically in an acceptable format)
●
accounts payable schedules solely with respect to Portal, inclusive of reconciliations to the general ledger

Monthly (no later than the 20th day of each calendar month); provided, that any time after Borrower’s Minimum Liquidity is less than $10,000,000, such requirement shall be Weekly
●
summary Inventory reports (including breakout by category), and
●
A system generated perpetual inventory report to be submitted on a monthly basis that will capture inventory amounts by product line and related ineligibles in a form satisfactory to Siena.

Monthly (no later than the 20th day of each calendar month)
●
accounts receivable ageings inclusive of reconciliations to the general ledger,
●
accounts payable schedules inclusive of reconciliations to the general ledger (including ageing of accrued cable access fees included in accounts payable),
●
Inventory reports (including breakout by category, including without limitation In-Transit Inventory),
●
monthly reporting of the prior month’s Average FICO Score and
●
Borrowing Base Certificate in form and substance satisfactory to Agent (which shall be calculated as of the last day of the prior month and which shall not be binding upon Agent or restrictive of Agent’s rights under this Agreement),

● balances.
● copies of bank statements for all bank accounts of Portal, and ● Monthly trial balances.
Monthly (no later than 30 days after the end of each calendar month), as set forth in Section 5.15(c)
●
the unaudited interim financial statements of each Loan Party as of the end of such month and of the portion of such Fiscal Year then elapsed,
●
Compliance Certificate, and
●
updates to the Information Certificate required by Section 5.29

Quarterly (no later than 45 days after the end of each calendar month), as set forth in Section 5.15(b)	● the unaudited interim financial statements of each Loan Party as of the end of such quarter and of the portion of such Fiscal Year then elapsed, and ● Compliance Certificate.
Yearly (no later than 120 days after the end of each Fiscal Year of Borrowers), as set forth in Section 5.15(a)	● unqualified, audited financial statements of each Loan Party as of the end of such Fiscal Year, and ● a Compliance Certificate.
Yearly (no later than 30 days after the end of each Fiscal Year of Borrowers), as set forth in Section 5.15(e)	● monthly business projections for the following Fiscal Year for the Loan Parties on a consolidated basis

D-2

Yearly (no later than the 120th day after the end of each Fiscal Year of Borrowers)	● financial statements of each Guarantor, if any (to the extent such financial statements are not already consolidated with the financial statements of Borrowers).
Promptly upon delivery or receipt, or request, as applicable, thereof
●
copies of any and all written notices (including notices of default or acceleration), reports and other deliveries received by or on behalf of any Loan Party from or sent by or on behalf of any Loan Party to, any holder, agent or trustee with respect to any or all of the Term Debt Permitted Indebtedness and Seller Debt Permitted Indebtedness (in such holder’s, agent’s or trustee’s capacity as such),
●
confirmatory assignment schedules as Agent may reasonably request,
●
copies of Customer’s invoices as Agent may reasonably request,
●
evidence of shipment or delivery as Agent may reasonably request, and
●
such further schedules, documents and/or information regarding the Collateral as Agent may reasonably request including trial balances and test verifications.

D-3